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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 15, 2006

                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                    1-11596                58-1954497
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  (State or other jurisdiction        (Commission             (IRS Employer
       of incorporation)              File Number)         Identification No.)

 1940 N.W. 67th Place, Suite A, Gainesville, Florida             32653
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       (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (352) 373-4200

                                 Not applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Section 1 - Business and Operations

Item 1.02 - Termination of a material definitive agreement.

On May 15, 2006, the Board of Directors of the Company terminated the 2003 Employee Stock Purchase Plan ("Plan"), effective immediately. The Plan originally was to continue in effect until all shares of the Company's common stock reserved for issuance under the Plan had been purchased unless terminated prior thereto by the Board of Directors of the Company. The Plan allows the Board of Directors to terminate the Plan at anytime without prior notice to the participants and without liability to the participants. The Plan allowed eligible employees to participate in the Plan by purchasing up to an aggregate of 1,500,000 shares of the Company's common stock through payroll deductions. The Plan authorized the purchase of shares at an exercise price of 85% of the market price of common stock on the offering date or the exercise date, whichever is lower. A total of 96,380 shares had been purchased under the Plan prior to the Plan's termination. The Plan provides that upon termination, the balance, if any, then standing to the credit of each participant in the participant stock purchase account shall be refunded to the participant.

Section 5 - Corporate Governance and Management.

Item 5.02. Departure of directors or principal officers; election of directors; appointment of principal officers.

(c)      Appointment of a new executive officer

On May 15, 2006, the Company's Board of Directors appointed Mr. Steven Baughman, 47, as Vice President and Chief Financial Officer of the Company. Mr. Baughman was previously employed by Waste Management, Inc. from 1994 to 2005, serving in various capacities, including: Vice President Finance, Control and Analysis from 2001 to 2005, and Vice President, International Controller from 1999 to 2001. Mr. Baughman has a BS degree in Accounting and Finance from Miami University
(Ohio), and is a Certified Public Accountant.

With the appointment of a new chief financial officer, Mr. David Hansen, will no longer serve as Interim Chief Financial Officer. Mr. Hansen will continue to perform his duties as Vice President, Corporate Controller/Treasurer.

Section 9 - Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits

99.1     Press release dated May 17, 2006.

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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 17, 2006.

                                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.


                                     By:  /s/ Louis F. Centofanti
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                                          Dr. Louis F. Centofanti,
                                          President and Chief Executive Officer

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